UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 14, 2004
(Date of earliest event reported)

Warren Resources, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-33275	11-3024080

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

489 Fifth Avenue, 32nd Floor, New York, New York 10017

(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (212) 697-9660

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-3.1: CERTIFICATE OF CORRECTION TO ARTICLES SUPPLEMENTARY

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On December 14, 2004, Warren Resources, Inc. (the “Company”) filed an executed Certificate of Correction (the “Certificate”) to its Articles Supplementary with the State Department of Assessments and Taxation of Maryland (the “Department”). The Certificate, effective upon filing, corrects an error regarding the conversion rate of the Company’s Series A Institutional 8% Cumulative Convertible Preferred Stock ($.0001 Par Value). The error appeared in the Company’s Articles Supplementary, filed with the Department on June 30, 2004. A Certificate of Correction filed August 11, 2004 failed to correct the error.

Item 9.01. Financial Statements and Exhibits.

(a) and (b) Financial Statements.

     Not Applicable.

(c) Exhibits:

3.1	- Warren Resources, Inc. Certificate of Correction to Articles Supplementary, Series A Institutional 8% Cumulative Convertible Preferred Stock ($.0001 Par Value)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 15, 2004	WARREN RESOURCES, INC. (Registrant)
	By:	/s/ David E. Fleming
David E. Fleming,
Senior Vice President, General Counsel & Secretary